Cover	Nov. 02, 2026
Cover [Abstract]
Amendment Flag	false
Entity Central Index Key	0002148644
Document Type	S-6
Entity Registrant Name	FT 13311
Document Period End Date	Nov. 02, 2026
Definition of Rule 35d-1 Term in Fund Name [Text Block]	Objective. This unit investment trust seeks above-average capital appreciation. Under normal circumstances, the Trust will invest at least 80% of its assets in U.S. companies.
Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]

Portfolio Selection Process.

The Trust’s portfolio consists of companies selected from the Veterans Select IndexSM, which measures the performance of publicly traded companies that support U.S. military veterans through employment.

To be included in the Veterans Select IndexSM, a company must:

•	Be a member of the VETS eligible universe of companies. The eligible universe is maintained by VETS Indexes LLC and includes companies populated from a variety of sources, including annual rankings, survey and recognition programs considered representative by the VETS Index Committee. The VETS Indexes eligible universe leverages various selection criteria, such as company culture, policies and reservist accommodations to identify companies most supportive of military veterans, service members and their families through the creation of employment opportunities and development of employment policies;
•	Have liquidity greater than $40 million in average daily traded dollar volume;
•	Be publicly traded with a market capitalization of at least $1 billion; and
•	Pass the VETS Index Committee credibility review.

As of October 26, 2026, the Index consisted of 99 companies.

The selection process begins by examining the historical financial results of the stocks from the initial universe of the Veterans Select IndexSM. The stocks are then evaluated by a team of equity analysts using several factors to provide a current comparison of the stocks to each other. These factors include fundamental factors such as sales, earnings and cash flow growth; valuation factors such as price to earnings; price to cash flow; price to sales and price to book; technical factors such as price momentum and earnings surprises; and qualitative factors such as competitive advantages, new products and quality of management.

The equity analysts also consider how the stocks will perform in the future by calculating an estimated value for each of the companies utilizing a Cash Flow Return on Investment (“CFROI”) method. The CFROI method compares an estimate of a company’s internal rate of return against an estimate of a company’s cost of capital. Companies that generate returns in excess of their capital costs are favored over companies that do not. A secondary valuation is also made employing a concept called Economic Margin (“EM”). EM measures the return a company earns versus its cost of capital to determine if a company is generating wealth. The analysts use the estimated valuations calculated by the CFROI and EM methods to determine which companies are trading at an attractive market price relative to their estimated value. These companies are favored for inclusion in the Trust over companies that do not.

After considering the above factors together, the equity analysts make a final determination and select the stocks with the best prospects to meet the investment objective, that trade at attractive valuations, and, in the opinion of the analysts, are likely to exceed market expectations of future cash flows.

The final portfolio is comprised of 30 approximately equally weighted stocks.

While not a part of the Trust’s portfolio selection process, the Trust also invests in dividend-paying securities, foreign securities and companies with various market capitalizations.

As with any similar investments, there can be no assurance that the objective of the Trust will be achieved. See “Risk Factors” for a discussion of the risks of investing in the Trust.